UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2026

Commission File No. 333-288165

RADIANT STRATEGIES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8743	36-5132172
(State or jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No.)

No.15, Jalan 17/42, Taman Kok Doh, Segambut 51200 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

+(60)16-6612008

radiantstrategiescorp@gmail.com

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 8.01 OTHER EVENTS

On January 12, 2026, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated December 4, 2025, that had been declared effective by the Securities and Exchange Commission on December 8, 2025. The Offering resulting in 3,912,500 shares of common stock being sold at $0.01 per share for a total of $39,125.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, at the location of Kuala Lumpur, Malaysia, on January 14, 2026.

Radiant Strategies Corp.

By:	/s/ Fooi Chen Chai
Name:	Fooi Chen Chai
Title:	Director, Chief Executive Officer & Chief Financial Officer
Date:	January 14, 2026